UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 7, 2016

GREATBATCH, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16137	16-1531026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2595 Dallas Parkway, Suite 310, Frisco, Texas, , Delaware 75034
(Address of Principal Executive Offices) (Zip Code)

(716) 759-5600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 7, 2016, Greatbatch, Inc. (“Greatbatch” or the “Company”) issued a press release which updated its previously issued 2016 guidance and taking into account its acquisition of Lake Region Medical Holdings, Inc. (“Lake Region Medical”) and its pending spin-off of a portion of its QiG segment, which will be known as Nuvectra Corporation (“Nuvectra”). The Company’s press release is attached as Exhibit 99.1 and is also available on the Company’s website at www.greatbatch.com and is incorporated into this Item by reference.

Item 7.01. Regulation FD Disclosure.

The information set forth under Item 2.02 of this report is incorporated into this Item by reference.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.

99.1	Press Release dated March 7, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATBATCH, INC.

Date: March 7, 2016	By:	/s/ Michael Dinkins
Name: Michael Dinkins
Title: Executive Vice President & Chief Financial Officer